Exhibit 99.1

Nesco Announces Offering of $920 Million of Senior Secured Second Lien Notes by Nesco Holdings II, Inc.

FORT WAYNE, INDIANA, March 15, 2021 – Nesco Holdings, Inc. (NYSE: NSCO, “Nesco”) announced today that its indirect wholly owned subsidiary Nesco Holdings II, Inc. (the “Issuer”) intends to offer $920 million aggregate principal amount of senior secured second lien notes due 2029 (the “Notes”). The Notes will be guaranteed on a senior secured second lien basis by Capitol Investment Merger Sub 2, LLC and each of the Issuer’s existing and future wholly owned domestic restricted subsidiaries that guarantees the Issuer’s obligations under its first lien asset-based revolving credit facility or certain other indebtedness.

The net proceeds from the offering of the Notes, together with borrowings under a new asset-based revolving credit facility to be entered into by the Issuer and the proceeds from certain equity issuances will be used to fund the previously announced acquisition (the “Acquisition”) of 100% of the equity interests of Custom Truck One Source, L.P. (“Custom Truck”), including the repayment of certain indebtedness of Nesco and Custom Truck and to pay related fees and expenses.

The Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and, unless so registered, may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons absent registration or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This notice is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

Forward-Looking Statements

Certain statements contained in this communication may be considered forward-looking statements within the meaning of U.S. securities laws, including section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. When used in this communication, the words “potential,” “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Nesco’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, on a combined basis: that the financial condition and results of operations of the combined business may be adversely affected by the recent COVID-19 pandemic or other similar outbreaks; the risk that required governmental and regulatory approvals may delay the consummation of the Acquisition or result in the imposition of conditions that could reduce the anticipated benefits from the proposed Acquisition; Nesco’s ability to consummate the acquisition of Custom Truck and to integrate it into the Nesco business; Nesco’s inability to perfect liens on the collateral prior to the issue date; the cyclical demand for Nesco’s services and vulnerability to industry downturns and regional and national downturns; Nesco’s ability to obtain raw materials, component parts and/or finished goods in a timely and cost-effective manner; competition from existing and new competitors; increases in the cost of new equipment and Nesco’s ability to procure such equipment in a timely fashion; Nesco’s ability to recruit and retain experienced personnel; the impact of the current or additional unionization of Nesco’s workforce; the effect of disruptions in Nesco’s information technology systems, including Nesco’s customer relationship management system; Nesco’s ability to obtain additional capital on commercially reasonable terms; Nesco’s ability to renew its leases upon their expiration; Nesco’s ability to keep pace with technological developments; potential disruptions at Nesco’s production and manufacturing locations; the potential impact of material weaknesses in Nesco’s system of internal controls; the impact of third party reports on market perception of Nesco’s financial performance; unfavorable conditions or further disruptions in the capital and credit markets; Nesco’s relationships with equipment suppliers and dependence on key suppliers to obtain adequate or timely equipment; Nesco’s dependence on third-party contractors to provide us with various services; a need to recognize additional impairment charges related to goodwill, identified intangible assets and fixed assets; Nesco’s ability to collect on accounts receivable; risks related to Nesco’s international operations; risks related to legal proceedings or claims, including liability claims; laws and regulatory developments that may fail to result in increased demand for Nesco’s services; safety and environmental requirements that may subject us to unanticipated liabilities; the complexity of complying with multiple regulatory regimes due to Nesco’s geographic breadth; the length of time necessary to consummate Acquisition, which may be longer than anticipated for various reasons; the diversion of management time on transaction-related issues; the impact of a failure to consummate the Acquisition; expenses associated with the Acquisition and a potential inability to integrate the combined business; impacts of the accounting treatment applicable to the Acquisition; the risk that the cost savings, synergies and growth from the Acquisition may not be fully realized or may take longer to realize than expected; the uncertainty associated with Nesco’s pro forma condensed combined financial information; Nesco’s substantial indebtedness and maintaining compliance with debt covenants; Nesco’s ability to incur additional indebtedness; Nesco’s ability to generate cash to service its indebtedness; the amount and nature of the debt incurred to finance the Acquisition; and other factors discussed under the heading “Risk Factors” in the offering memorandum. Should one or more of these material risks occur, or should the underlying assumptions change or prove incorrect, Nesco’s actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. The forward-looking statements contained herein speak only as of the date hereof, and Nesco undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.